UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHCM Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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THIS FILING CONSISTS OF A MUTUAL FUND PROXY FACT SHEET RELATED TO THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2022, AND THE RELATED PROXY STATEMENT.

MUTUAL FUND PROXY FACT SHEET FOR:

JOHCM FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION

Record Date	OCTOBER 14, 2022	OFFICES OF JOHCM (USA) INC 53 STATE STREET 13TH FLOOR BOSTON, MASSACHUSETTS 02109
Mail Date	OCTOBER 27, 2022
Meeting Date	DECEMBER 12, 2022 @ 11:00 AM (ET)

ADDITIONAL INFORMATION		CONTACT INFORMATION

Tickers	SEE PAGE 5	Inbound Line	1-800-814-4284
CUSIPs	SEE PAGE 5	Website	www.johcm.com

What are Shareholders being asked to vote on?	Pronounced as J-O-H-C-M

ALL FUNDS

1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund only

2.	To approve a new sub-advisory agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC with respect to the Fund;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

The series of JOHCM Funds Trust:

JOHCM Credit Income Fund

JOHCM Emerging Markets Opportunities Fund

JOHCM Emerging Markets Discovery Fund

(formerly, JOHCM Emerging Markets Small Mid Cap Equity Fund)

JOHCM Global Income Builder Fund

JOHCM Global Select Fund

JOHCM International Opportunities Fund

JOHCM International Select Fund

Regnan Global Equity Impact Solutions

TSW Emerging Markets Fund

TSW High Yield Bond Fund

TSW Large Cap Value Fund

For Internal Distribution Only	Page 1

PROPOSAL 1: To approve a new advisory agreement between the Trust, on behalf of the Fund, and JOHCM (USA) Inc;

PROPOSAL 2: To approve a new sub-advisory agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC with respect to the [TSW] Fund;

What is happening?

JOHCM (USA) Inc (JOHCM or the Adviser) currently serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. The Adviser has delegated the day-to-day management of the TSW Funds to Thompson, Siegel & Walmsley LLC (TSW or the Subadviser), the Subadviser, and pays a portion of the advisory fee it receives from each TSW Fund to TSW for its sub-advisory services.

The Adviser and the Subadviser are wholly owned by Pendal USA Inc., which is in turn owned by Pendal Group Limited (Pendal), an Australian listed investment management company. Pendal has entered into an agreement with Perpetual Ltd., an Australian diversified financial services firm, under which Perpetual will acquire Pendal (the Transaction).

What are Shareholders being asked to approve?

To provide for continuity in the investment management of the Funds, Shareholders are being asked to approve:

1.	the New Advisory Agreement with the Adviser.

2.	Shareholders of each TSW Fund are being asked to approve the New Sub-Advisory Agreement between the Adviser and the Subadviser.

Why are Shareholders being asked to approve a New Advisory Agreement and (for TSW Shareholders) a New Sub-Advisory Agreement?

The consummation of the Transaction will be deemed to result in a “change of control” of the Adviser and the Subadviser for the purposes of the Investment Company Act of 1940, as amended from time to time (the 1940 Act).

Under the terms of the 1940 Act, the change of control will result in the automatic termination of the then-current investment advisory agreement between JOHCM Funds Trust (the Trust), on behalf of each Fund, and the Adviser - the Terminated Advisory Agreement - and the automatic termination of the then-current investment sub-advisory agreement between the Adviser and the Subadviser - the Terminated Sub-Advisory Agreement.

How will the Transaction or the approval of the New Agreements affect me as a Fund Shareholder?

●

Each Fund’s investment objective and investment strategies will not change as a result of the consummation of the Transaction or the approval of the New Agreement(s), and Shareholders will still own the same shares in the Fund.

●	The terms of the New Advisory Agreement are the same as those in the Terminated Advisory Agreement in all material respects.

○	Similarly, the terms of the New Sub-Advisory Agreement are the same as those in the Terminated Sub-Advisory Agreement in all material respects.

For Internal Distribution Only	Page 2

●	The advisory fee rate payable to the Adviser under the New Advisory Agreement is the same as under the Terminated Advisory Agreement.

○	The sub-advisory fee rate payable to the Subadviser under the New Sub-Advisory Agreement is the same as under the Terminated Sub-Advisory Agreement.

If the New Agreements are approved, will the portfolio management of the Funds change?

The portfolio managers who currently provide advisory services to the Funds will continue to provide such services to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement.

What will happen if Shareholders of a Fund do not approve the New Advisory Agreement?

If there are not sufficient votes to approve the New Advisory Agreement or to achieve a quorum for a Fund by the time of the Meeting, the Meeting, with respect to that Fund, may be postponed or adjourned one of more times to permit further solicitation of proxy votes with respect to the relevant Fund.

The Meeting may be held for one of more Funds if sufficient Shareholder votes are obtained to approve the New Advisory Agreement while the Meeting is postponed or adjourned for one or more other Funds. The vote of a majority of shares present at the Meeting with respect to a Fund, with or without a quorum, shall be sufficient for adjournments with respect to that Fund. The chairperson of the Meeting may also unilaterally adjourn or postpone the Meeting. To facilitate the receipt of a sufficient number of votes, additional action may be needed.

SEE ALSO INFORMATION ABOUT THE INTERIM AGREEMENTS ON PAGE 4 OF FACT SHEET

What will happen if Shareholders of a TSW Fund do not approve the New Sub-Advisory Agreement?

If there are not sufficient votes to approve the New Sub-advisory Agreement or to achieve a quorum for a Fund by the time of the Meeting, the Meeting, with respect to that Fund, may be postponed or adjourned one of more times to permit further solicitation of proxy votes with respect to the relevant Fund.

The Meeting may be held for one of more Funds if sufficient Shareholder votes are obtained to approve the New Sub-advisory Agreement while the Meeting is postponed or adjourned for one or more other Funds. The vote of a majority of shares present at the Meeting with respect to a Fund, with or without a quorum, shall be sufficient for adjournments with respect to that Fund. The chairperson of the Meeting may also unilaterally adjourn or postpone the Meeting. To facilitate the receipt of a sufficient number of votes, additional action may be needed.

SEE ALSO INFORMATION ABOUT THE INTERIM AGREEMENTS ON PAGE 4 OF FACT SHEET

When is the Transaction expected to be completed?

Following the satisfaction of applicable closing conditions, the Transaction is anticipated to close by the end of January 2023 (the Closing Date).

Who will bear the costs related to the proxy solicitation?

The Adviser has agreed to bear the costs related to the proxy solicitation.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2, IF APPLICABLE

For Internal Distribution Only	Page 3

INFORMATION ABOUT THE INTERIM AGREEMENTS

What will happen if Shareholders of a Fund do not approve the New Advisory Agreement or if Shareholders of a TSW Fund do not approve the New Sub-Advisory Agreement?

In anticipation of the consummation of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from the Adviser and the Subadviser regarding the Transaction, and met at separate meetings on September 22-23, 2022 and October 13, 2022 to consider and approve (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the Interim Advisory Agreement), (ii) an interim investment sub-advisory agreement between the Adviser and the Subadviser (the Interim Sub-Advisory Agreement), (iii) the New Advisory Agreement and (iv) the New Sub-Advisory Agreement. The Interim Agreements will take effect on the Closing Date unless the New Agreements have been approved by applicable Shareholders.

INTERIM ADVISORY AGREEMENT

The Interim Agreements will take effect on the Closing Date if the New Agreements have not been approved by applicable Shareholders. The Interim Advisory Agreement allows the Adviser to continue to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction. If a sufficient number of Shareholders of the Funds do not vote in favor of the Proposal, the Board may consider all other available options, including without limitation, a second Shareholder meeting or liquidation of a Fund.

Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each Fund, as applicable, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Advisory Agreement is the same in all material respects as the Terminated Advisory Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to each Fund under terms that are the same, in all material respects, to those in the Terminated Advisory Agreement except that while the Terminated Advisory Agreement had a two-year initial term, the New Advisory Agreement will have a one-year initial term.

INTERIM SUB-ADVISORY AGREEMENT

The Interim Sub-Advisory Agreement allows for the Subadviser to continue to serve as the subadviser of each TSW Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s Shareholders have not approved the New Sub-Advisory Agreement by the Closing Date.

Except for the 150-day term, a ten-day termination right by the Board or by the Shareholders of each TSW Fund, as applicable, and provisions related to the escrow of investment sub-advisory fees earned by the Subadviser during the interim period, the Interim Sub-Advisory Agreement is the same in all material respects as the Terminated Sub-Advisory Agreement. The New Sub-Advisory Agreement will allow the Subadviser to continue to serve as the subadviser to each TSW Fund under terms that are the same, in all material respects, to those in the Terminated Sub-Advisory Agreement except that while the Terminated Sub-Advisory Agreement had a two-year initial term, the New Sub-Advisory Agreement will have a one-year initial term.

For Internal Distribution Only	Page 4

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

The proxy statement is available online at: https://vote.proxyonline.com/johcm/docs/2022.pdf

AST Fund Solutions, LLC is identified in the Proxy Statement as the Funds’ proxy solicitor.

NAME OF FUND	CLASS	TICKER	CUSIP
JOHCM Credit Income Fund	Advisor	JOCEX	46653M732
JOHCM Credit Income Fund	Institutional	JOCIX	46653M740
JOHCM Emerging Markets Discovery Fund	Advisor	JOMEX	46653M500
JOHCM Emerging Markets Discovery Fund	Institutional	JOMMX	46653M401
JOHCM Emerging Markets Opportunities Fund	Advisor	JOEIX	46653M203
JOHCM Emerging Markets Opportunities Fund	Institutional	JOEMX	46653M104
JOHCM Emerging Markets Opportunities Fund	Investor	JOEAX	46653M302
JOHCM Global Income Builder Fund	Advisor	JOFIX	46653M799
JOHCM Global Income Builder Fund	Institutional	JOBIX	46653M815
JOHCM Global Income Builder Fund	Investor	JOIIX	46653M781
JOHCM Global Select Fund	Advisor	JOGEX	46653M807
JOHCM Global Select Fund	Institutional	JOGIX	46653M708
JOHCM International Select Fund	Institutional	JOHIX	46653M849
JOHCM International Select Fund	Investor	JOHAX	46653M823
JOHCM International Opportunities Fund	Institutional	JOPSX	46653M872
Regnan Global Equity Impact Solutions	Institutional	REGIX	46653M716
TSW Emerging Markets Fund	Institutional	TSWMX	46653M666
TSW High Yield Bond Fund	Institutional	TSWHX	46653M658
TSW Large Cap Value Fund	Institutional	TSWEX	46653M641

For Internal Distribution Only	Page 5